Scout Funds

Scout International Fund
Scout International Discovery Fund
Scout Global Equity Fund
Scout Stock Fund
Scout Mid Cap Fund
Scout Small Cap Fund
Scout Unconstrained Bond Fund
Scout Core Bond Fund
Scout Core Plus Bond Fund

Supplement dated September 6, 2012 to the Statement of Additional Information (“SAI”) dated October 31, 2011, as revised July 30, 2012

The purpose of this supplement is to update the SAI regarding changes to the Board of Trustees of Scout Funds (the “Trust”).  In August of 2012, Charlotte T. Petersen and Allen R. Strain were appointed as Independent Trustees of the Trust.

1.           The following is added to the Independent Trustees table on page 79 of the SAI:

Independent Trustees

Name, Address and Birthdate	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director- ships Held by Trustee During Past 5 Years
Charlotte T. Petersen c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 07/28/60	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Chief Investment Officer/Consulting Investment Officer, Alexander Capital/CoBiz Investment Management, from 2006 to 2010.	10	Fischer Imaging Corporation (2004-2007)
Allen R. Strain c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 05/12/52	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Vice President and Chief Financial Officer (January 2012 to present) and Director (from 2010 to 2011), Ewing Marion Kauffman Foundation; Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2009 to 2010; Managing Director (from 2004 to 2008) and Senior Vice President (from 2000 to 2008), State Street - Kansas City (securities processing/custody).	10	None

2.           The first sentence in the second paragraph under the heading “Fund Leadership Structure” on page 81 of the SAI is deleted in its entirety and replaced with the following:

The Board is currently composed of six Independent Trustees.

3.           The third sentence in the first paragraph under the heading “Fund Leadership Structure” and the sub-heading “Trustees’ Qualifications and Experience” on page 82 of the SAI is deleted in its entirety and replaced with the following:

Also, in addition to a demonstrated record of business and professional accomplishment, several of the Trustees have served on the Board for a number of years, and, as a result, have extensive experience overseeing mutual fund operations.

4.           The following is added after the fifth paragraph under the heading “Fund Leadership Structure” and the sub-heading “Trustees’ Qualifications and Experience” on page 83 of the SAI:

Charlotte T. Petersen.  Ms. Petersen has served as a Trustee since August 2012.  Ms. Petersen has nearly twenty-five years of experience in the investment management industry.  She has served in various roles with a number of investment advisory firms, including serving as Chief Investment Officer and Consulting Investment Officer, as well as the Portfolio Manager for registered investment companies and separately managed accounts.  Ms. Petersen is a community leader and serves as a member of The Colorado Trust investment committee and previously served as a member of the investment committee of the Downtown Denver Partnership and The Women’s Foundation of Colorado.  She also achieved the Chartered Financial Analyst designation.

Allen R. Strain.  Mr. Strain has served as a Trustee since August 2012.  Mr. Strain has over thirty years of experience in the financial services and investment industries, most recently as a Managing Director/Senior Vice President at State Street Corporation, a global leader in servicing asset management companies.  He is currently the Chief Financial Officer of the Ewing Marion Kauffman Foundation and a community leader, having served on the Civic Council of Kansas City and the Executive Committee of the Downtown Council of Kansas City.  He previously served as a full-time teaching professor of Accounting and Management at the Bloch School of Business, University of Missouri at Kansas City.  Mr. Strain received BS and MA degrees in Accounting from the University of Missouri at Columbia and is a licensed Certified Public Accountant.

5.           The following is added to the Trustee compensation table under the heading “Fund Leadership Structure” and the sub-heading “Compensation of Trustees” on page 83 of the SAI:

Name of Trustee	Aggregate Compensation from the Funds1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee2
Charlotte T. Petersen3	$0	None	None	$0
Allen R. Strain3	$0	None	None	$0

1	The amounts reported in this column reflect the total compensation paid to each Trustee for his/her services as a Trustee of each of the Funds in existence during the fiscal year ended June 30, 2011.
2	The Fund Complex consists of the Trust, which currently offers ten series.
3	Ms. Petersen and Mr. Strain did not serve as Trustees of the Trust until August 2012; therefore neither received any compensation from the Trust as of June 30, 2011.

6.           The following is added to the Trustee share ownership table under the heading “Trustee Share Ownership” on page 84 of the SAI:

Independent Trustees
Dollar Range of Equity Securities in the Funds

Fund	Charlotte T. Petersen	Allen R. Strain
Scout International Fund	None	None
Scout International Discovery Fund	None	None
Scout Global Equity Fund*	None	None
Scout Stock Fund	None	None
Scout Mid Cap Fund	None	None
Scout Small Cap Fund	None	None
Scout Unconstrained Bond Fund*	None	None
Scout Core Bond Fund	None	None
Scout Core Plus Bond Fund	None	None
Aggregate Dollar Range of Equity Securities in all Funds Overseen Within Fund Complex	None	None

* As of December 31, 2010, there were no publicly outstanding shares of the Fund and, therefore, the Trustees did not own any shares of the Fund at that time.

7.           The following is added to the table regarding ownership of securities of Scout Investments, Inc. (the “Advisor”) or its control persons by the Independent Trustees and their immediate family members under the heading “Trustee Share Ownership” on page 85 of the SAI:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Charlotte T. Petersen	None	None	None	None	None
Allen R. Strain	None	None	None	None	None

You should keep this Supplement for future reference.  Additional copies of the SAI may be obtained free of charge by calling (800) 996-2862.